UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 5, 2014

Bacterin International Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-158426	20-5313323
(Commission File Number)	(IRS Employer Identification No.)

600 Cruiser Lane Belgrade, Montana	59714
(Address of Principal Executive Offices)	(Zip Code)

(406) 388-0480
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Bacterin International Holdings, Inc.

ITEM 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

The issuer’s wholly owned subsidiary, Bacterin International, Inc. (“Bacterin”) entered into new employment agreements with the following named executive officers: John Gandolfo, Chief Financial Officer, Darrel Holmes, Chief Operating Officer, and Greg Juda, Chief Scientific Officer. There is no material change in the compensation payable pursuant to the new employment agreements. The terms of the new employment agreements are summarized below.

Bacterin entered into a new employment agreement with John Gandolfo, Chief Financial Officer, on June 5, 2014. Pursuant to the terms of his new employment agreement, Mr. Gandolfo will receive a base salary of $330,000 per year, with a target bonus of 30% of his base salary. Mr. Gandolfo is also entitled to twelve (12) months severance in the event that he is terminated without cause, resigns for good reason or is terminated in connection with a change of control. Mr. Gandolfo also agreed to certain restrictive covenants set forth in his employment agreement.

Bacterin entered into a new employment agreement with Darrel Holmes, Chief Operating Officer, on July 1, 2014. Pursuant to the terms of his new employment agreement, Mr. Holmes will receive a base salary of $240,000 per year, with a target bonus of 20% of his base salary. Mr. Holmes is also entitled to six (6) months severance in the event that he is terminated without cause, resigns for good reason or is terminated in connection with a change of control. Mr. Holmes also agreed to certain restrictive covenants set forth in his employment agreement.

Bacterin entered into a new employment agreement with Greg Juda, Chief Scientific Officer, on July 24, 2014. Pursuant to the terms of his new employment agreement, Mr. Juda will receive a base salary of $200,000 per year, with a target bonus of 20% of his base salary. Mr. Juda is also entitled to three (3) months severance in the event that he is terminated without cause, resigns for good reason or is terminated in connection with a change of control. Mr. Juda also agreed to certain restrictive covenants set forth in his new employment agreement.

The foregoing summary of the new employment agreements is qualified in its entirety by reference to the full text of the new employment agreements, which are attached as Exhibits hereto and incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

The Company has issued a press release entitled “Bacterin to Report Second Quarter 2014 Financial Results on August 12, 2014” which is attached as Exhibit 99.1 and incorporated herein.

The information in this Item 7.01 and the document attached as Exhibit 99.1 are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), nor otherwise subject to the liabilities of that section, nor incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No	Description

10.1	Employment Agreement between Bacterin International, Inc. and John Gandolfo dated June 5, 2014.

10.2	Employment Agreement between Bacterin International, Inc. and Darrel Holmes dated July 1, 2014.

10.3	Employment Agreement between Bacterin International, Inc. and Greg Juda dated July 24, 2014.

99.1	Press Release of Bacterin International Holdings, Inc. dated July 29, 2014 entitled “Bacterin to Report Second Quarter 2014 Financial Results on August 12, 2014”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 29, 2014	BACTERIN INTERNATIONAL HOLDINGS, INC.

	By:	/s/ Daniel Goldberger
	Name:	Daniel Goldberger
	Title:	CEO

EXHIBIT INDEX

Exhibit No	Description

10.1	Employment Agreement between Bacterin International, Inc. and John Gandolfo dated June 5, 2014.

10.2	Employment Agreement between Bacterin International, Inc. and Darrel Holmes dated July 1, 2014.

10.3	Employment Agreement between Bacterin International, Inc. and Greg Juda dated July 24, 2014.

99.1	Press Release of Bacterin International Holdings, Inc. dated July 29, 2014 entitled “Bacterin to Report Second Quarter 2014 Financial Results on August 12, 2014”